UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006
                                                 (April 6, 2006)

                            PR SPECIALISTS, INC.
.......................................................................
        (Exact name of registrant as specified in its charter)

          Delaware                333-34686         95-4792965
.......................................................................
(State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)           File Number)    Identification No.)

   2300 NE 48th Court, Lighthouse Point, Florida          33064
.......................................................................
     (Address of principal executive offices)          (Zip Code)

 Registrant's telephone number, including area code: (954) 725-0138

.......................................................................
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

     On April 6, 2006, PR Specialists, Inc. (the "Company") dismissed Weinberg & Company, P.A., ("Weinberg") as the Company's independent certified public accountants. The decision to change accountants was approved by the Company's Board of Directors.

     The Company engaged Weinberg on June 17, 2002 as its independent accountants. Weinberg reviewed our financial statements as our independent accountants from June 17, 2002 through our quarter ended September 30, 2002. In December 2002, our Company became dormant and Weinberg issued no reports on our financial statements. As of the date of this report, the Company's Board of Directors has not yet selected another independent accounting firm to replace Weinberg.

     Weinberg reviewed our financial statements that were included in our June 30, 2002 Form 10-QSB and our September 30, 2002 Form 10-QSB. During Weinberg's engagement, there were no disagreements between our Company and Weinberg on any matter of accounting principles or practices or financial statement disclosure.

     Weinberg furnished our Company a letter addressed to the Securities and Exchange Commission stating whether or not Weinberg agrees with the statements made by the Company herein. A copy of this letter is attached as an exhibit to this report.

Item 8.01.  Other Events.

     Our Company is making preparations to file our past reports that we did not timely file with the Securities and Exchange Commission ("SEC") so that our Company will be current with its SEC reporting. As of the date of this report, we have filed with the SEC our periodic reports up to the quarterly period ended September 30, 2002, but we have not filed with the SEC any subsequent annual or quarterly reports on Form 10-KSB and Form 10-QSB for any subsequent annual or quarterly periods.

Item 9.01.  Financial Statements and Exhibits.

1.   16.1  Letter from Weinberg to the Securities and Exchange Commission.


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PR Specialists, Inc.

By:/s/ Lawrence Ruden
   --------------------------
   Lawrence Ruden, President

Dated April 11, 2006